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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)    October 8, 2003


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





    New York                        1-9860                    22-1927534

(State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                File Number)             Identification No.)





Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

(Address of principal executive offices)                  (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)








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Item 5.           Other Events

On October 8, 2003, Barr Laboratories, Inc. (the "Company") filed with the Securities and Exchange Commission Amendment No. 1 (the "Amendment") to its Definitive Proxy Statement (the "Original Proxy Statement"), as filed on September 26, 2003, for the Annual Meeting of the Shareholders of the Company (the "Annual Meeting") to be held on October 23, 2003. The Amendment clarifies the fact that the approval of the holders of a majority of the shares entitled to vote at the Annual Meeting, rather than the holders of a majority of the shares voted at the Annual Meeting, as disclosed in the Original Proxy Statement, is required for the authorization of additional shares of common stock considered in Proposal #3.

No other information in the Original Proxy Statement was amended.











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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BARR LABORATORIES, INC.

Date: October 8, 2003               /s/ William T. McKee
                                    ------------------------------------------
                                        William T. McKee
                                        Senior Vice President, Chief Financial
                                        Officer, and Treasurer